                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 11, 2002


                          ENTERCOM COMMUNICATIONS CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

       PENNSYLVANIA              001-14461              23-1701044
       ------------              ---------              ----------
      (State or Other           (Commission           (IRS Employer
      Jurisdiction of           File Number)       Identification No.)
      Incorporation)

        401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania     19004
        ---------------------------------------------------------------
        (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (610) 660-5610
                                                           --------------


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Item 9.   Regulation FD Disclosure

Entercom Communications Corp. ("Entercom") has included in this release selected unaudited summary pro forma financial information for the year ended December 31, 2001 and the new outstanding share information resulting from Entercom's recently completed equity offering of 4,025,000 shares of Class A common stock on March 5, 2002 (including 525,000 shares sold pursuant to the underwriters' over-allotment option on March 8, 2002). As of March 31, 2002, Entercom had 49,473,696 basic shares outstanding and for the three months ended March 31, 2002, expects the quarter's weighted basic shares to be approximately 46,600,000.

The unaudited summary pro forma information includes the effect of the following transactions or events as though each had been completed as of January 1, 2001:

     - The acquisition of two stations in Greensboro, NC. The company began operations of these stations under a time brokerage agreement on December 5, 2001 and completed the acquisition of these stations on February 8, 2002.

     - The acquisition of three stations in Denver from Tribune Broadcasting Company. On February 1, 2002, the company began operating these stations under a time brokerage agreement. The closing of the transaction may be delayed at the option of Tribune, not to exceed three years, and also is conditioned on the approval of the Federal Communications Commission.

     - The acquisition of one station in Denver from Emmis Communications Corporation. On March 16, 2002, the company began operating this station under a time brokerage agreement. The closing of this transaction is expected to occur in the second quarter of 2002.

     - The termination of a joint sales agreement for KING-FM in Seattle effective February 28, 2002.

     - The expiration in the second quarter of 2001 of the contract with the Boston Celtics for broadcast of games on our Boston station WEEI-AM.


The unaudited summary pro forma information presented below sets forth our historical net revenues, station operating expenses and broadcast cash flow for the periods indicated as adjusted for the effects of the transactions or events referenced above. Such information does not purport to represent what our results of operations would actually have been had these transactions occurred on the date indicated or to project our results of operations for any future period or date. The unaudited summary pro forma information should be read in conjunction with our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2001 and our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2001, June 30, 2001 and September 30, 2001, including, in each case, the section "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained therein.

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
                                                            Summary Pro Forma Financial Information
                                                               (amounts in millions, unaudited)
                                 ----------------------------------------------------------------------------------------------
                                                              Three Months Ended                               Year Ended
                                 ----------------------------------------------------------------------------------------------
                                     March 31,           June 30,        September 30,      December 31,       December 31,
                                        2001               2001              2001               2001               2001
                                 ----------------------------------------------------------------------------------------------
Net Revenues                         $    75.2           $  102.3          $    92.5          $    90.6          $   360.6
Station Operating Expenses                49.2               57.7               55.6               50.8              213.3
Broadcast Cash Flow (1)                   26.0               44.6               36.9               39.8              147.3


(1) Broadcast cash flow consists of operating income before depreciation and amortization, net expense (income) from time brokerage agreement fees, corporate general and administrative expenses and net gains (losses) on sale of assets. Although broadcast cash flow is not a measure of performance or liquidity calculated in accordance with generally accepted accounting principles, Entercom believes that these measures are useful in evaluating its performance because they are widely used in the broadcast industry to measure a radio company's operating performance. However, investors should not consider broadcast cash flow in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining our operating performance or liquidity that is calculated in accordance with generally accepted accounting principles. In addition because broadcast cash flow is not calculated in accordance with generally accepted accounting principles, it is not necessarily comparable to similarly titled measures employed by other companies.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited summary pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company's filings on forms 8-K, 10-Q and 10-K with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited summary pro forma information reflects adjustments and is presented for comparative purposes only and does not purport to be indicative of what actually would have occurred and is not indicative of future operating results or financial position. Accordingly, our actual performance may differ materially from those stated or implied herein. Entercom assumes no obligation to publicly update or revise any unaudited summary pro forma information or forward-looking statements.

                                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENTERCOM COMMUNICATIONS CORP.



Date: April 11, 2002                      By: /s/ Stephen F. Fisher
                                          --------------------------------------
                                          Stephen F. Fisher
                                          Executive Vice President and Chief
                                          Financial Officer